FOURTH QUARTER 2021 EARNINGS CALL February 23, 2022

2 The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to the uncertain financial impact of the COVID-19 pandemic, our guidance, our capital resources and liquidity, our expected dividend payments, our expected cash flows and liquidity, the performance of our customers, our expected cash collections, expected use of proceeds from dispositions and our results of operations and financial condition. The estimates presented herein are based on the Company's current expectations and, given the current economic uncertainty, there can be no assurances that the Company will be able to continue to comply with applicable covenants under its debt agreements, which could materially impact actual performance. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof. DISCLAIMER

INTRODUCTORY COMMENTS

PORTFOLIO UPDATE

5 PORTFOLIO OVERVIEW Education Portfolio 74 Properties; 8 Operators Occupancy at 100% *See Supplemental Operating and Financial Data – Fourth Quarter and Year Ended December 31, 2021 for definitions and calculations of these non-GAAP measures Experiential Portfolio 279 Properties; 41 Operators Occupancy at 96% $5.8B Total Investments* Total Portfolio Snapshot ~$6.4B Total Investments* 353 Properties Occupancy at 96% Q4 Investment Spending $25.6M 2021 Investment Spending $133.5M

6 THEATRES *BoxOfficeMojo $0.0 $2.5 $5.0 Mar Apr May June July Aug Sept Oct Nov Dec Strong Content Driving Recovery $760M+ Domestic Gross Spiderman: No Way Home 3rd Highest Domestic Grossing Film Ever* 2021 Box Office* Recovery (in billions, cumulative) Solid Film Slate for 2022 $4.48B

7 PORTFOLIO UPDATE Ski Demand fueled by strong season pass sales Eat & Play Continued strong performance in locations without COVID restrictions Attractions & Cultural Properties have recovered nicely; solid demand in 2022 Experiential Lodging Year-over-year growth in occupancy & ADR Fitness & Wellness Memberships approaching 2019 levels

8 INVESTMENT SPENDING Return to Growth • Seeing increased opportunities throughout most verticals • Commenced two build-to-suit Topgolf projects – Ontario, CA – King of Prussia, PA • Acquired Movement Climbing-Fitness-Yoga in Chicago • Total investment in three projects will be $82M, funded $22M in Q4 & $19M so far in 2022 • $350M investments already under contract or in advanced negotiations 2022 Investment Spending Guidance $500M-$700M

FINANCIAL REVIEW

1 0 (In millions except per-share data) *See Supplemental Operating and Financial Data for the applicable periods for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS Financial Performance Quarter ended December 31, 2021 2020(1) $ Change % Change Total Revenue $154.9 $93.4 61.5 66% Net Income (Loss) – Common 38.5 (26.0) 64.5 248% FFO as adj. – Common* 80.9 13.1 67.8 518% AFFO – Common* 83.3 17.4 65.9 379% Net Income (Loss)/share – Common 0.51 (0.35) 0.86 246% FFO/share - Common, as adj.* 1.08 0.18 0.90 500% AFFO/share - Common* 1.11 0.23 0.88 383% (1)The operating results for the three months ended December 31, 2020, include $2.4 million of straight-line and other receivable write-offs, or $0.03 per share, related primarily to customers moved to a cash basis of accounting for revenue recognition purposes at the end of the fourth quarter. These write-offs are reflected in all metrics in these columns except that AFFO –Common and AFFO/share -Common for the three months ended December 31, 2020 excludes the impact of the straight-line portion of these write- offs of $1.0 million.

1 1 (In millions except per-share data) *See Supplemental Operating and Financial Data for the applicable periods for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS Financial Performance Year ended December 31, 2021 2020(1) $ Change % Change Total Revenue $531.7 $414.7 117.0 28% Net Income (Loss) – Common 74.5 (155.9) 230.4 148% FFO as adj. – Common* 231.3 108.7 122.6 113% AFFO – Common* 243.9 143.4 100.5 70% Net Income (Loss)/share – Common 1.00 (2.05) 3.05 149% FFO/share - Common, as adj.* 3.09 1.43 1.66 116% AFFO/share - Common* 3.26 1.89 1.37 72% (1)The operating results for the year ended December 31, 2020, include $65.1 million of straight-line and other receivable write-offs, or $0.86 per share, related primarily to customers moved to a cash basis of accounting for revenue recognition purposes during the year ended December 31, 2020. These write-offs are reflected in all metrics in these columns except that AFFO –Common and AFFO/share -Common for the year ended December 31, 2020 excludes the impact of the straight-line portion of these write-offs of $38.0 million.

1 2 Favorable Debt Capital Market Activities • New $1.0B revolving credit facility that matures in October 2025 with options to extend for a total of 12 additional months; same pricing and covenants as previous with improved valuation of certain asset types • Subsequent to December 31, 2021 – Amended private placement note agreement to capture improvements included in revolving credit facility • On October 27 – closed on public offering of $400M senior unsecured notes due November 2031 with interest rate of 3.60%; On November 12 – redeemed all $275M of 5.25% senior notes due in 2023 Net Debt to Adjusted EBITDA = 5.2x; Net Debt to Gross Assets = 38% • $2.8B total debt; all fixed rate or fixed through int. rate swaps at wtd. avg. = 4.3% • Weighted avg. debt maturity ~6.25 years and no scheduled debt maturities until 2024 Liquidity Position at 12/31/21 • $288.8M unrestricted cash • No balance on $1B revolver CAPITAL MARKETS UPDATE

1 3 CASH COLLECTIONS *Contractual Cash Revenue = $137.5. Contractual cash revenue is an operational measure and represents aggregate cash payments to which the Company is entitled under existing contracts, excluding the impact of any temporary abatements or deferrals, percentage rent (rents received over base amounts), non-cash revenue and revenue from taxable REIT subsidiaries (TRSs) and investments in joint ventures. **See Supplemental Operating and Financial Data - Fourth Quarter and Year Ended December 31, 2021 for definition of this non-GAAP measure ***Excludes percentage rent, and revenue from TRSs and investments in joint ventures Amount % of Contractual Cash Rev.* Collections Related to Q4 $ 133.8 97% Deferral Repayments - Accrual Tenants (Reduction of receivables) 10.2 7% Deferral Repayments in Revenue - Cash Basis Tenants 1.0 1% Note Repayments - Cash Basis Tenants (Credit loss recovery - excluded from FFOAA**) 1.5 1% Total Cash Received*** $ 146.5 106% Cash Collections for the Quarter Ended December 31, 2021 ($ in millions)

1 4 2022 GUIDANCE *See Supplemental Operating and Financial Data - Fourth Quarter and Year Ended December 31, 2021 for definition of this non-GAAP measure FFO AS ADJUSTED PER SHARE* Guidance $4.30 - $4.50 INVESTMENT SPENDING Guidance $500M - $700M DISPOSITION PROCEEDS Guidance $0M - $10M 10% MONTHLY DIVIDEND INCREASE Monthly Dividend $0.275

CLOSING COMMENTS

EPR Properties 909 Walnut Street, Suite 200 Kansas City, MO 64106 www.eprkc.com 816-472-1700 info@eprkc.com